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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of Earliest Event Reported): February 26, 2004


                          DATA SYSTEMS & SOFTWARE INC.
             (Exact Name of Registrant as Specified in its Charter)







         Delaware                         0-19771                22-2786081
         --------                         -------                ----------
(State or Other Jurisdiction      (Commission file Number)   (IRS Employer
     of Incorporation)                                       Identification No.)



    200 Route 17, Mahwah, New Jersey                               07430
    --------------------------------                               -----
(Address of Principal Executive Offices)                        (Zip Code)



       Registrant's telephone number, including area code: (201) 529-2026


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Item 5.  Other Events.

         On February 26, 2004, the Registrant announced that pursuant to a decision of a Nasdaq Listing Qualifications Panel, the Registrant's Common Stock will continue to be listed on The Nasdaq SmallCap Market under the symbol "DSSCE" based upon an exception to Rule 4310(c)(14) of the Nasdaq Marketplace rules. The press release relating to such announcement is filed as Exhibit 99.1 hereto.

         On March 3, 2004, the Registrant announced that it had retained Foresight, an Israeli strategic and financial consulting and research firm, to perform a valuation of the Registrant, its various subsidiaries and its Comverge Inc. equity affiliate, as well as perform other analysis to be utilized by the Board of Directors of the Registrant in its exploration of possible strategic alternatives. The press release relating to such announcement is filed as
Exhibit 99.2 hereto.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibit 99.1      Press Release dated February 26, 2004

                  Exhibit 99.2      Press Release dated March 3, 2004

                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the Township of Mahwah, State of New Jersey, on March 5, 2004.


                                  DATA SYSTEMS & SOFTWARE INC.



                                  BY: /s/ Yacov Kaufman
                                  -------------------------------------
                                  Yacov Kaufman
                                  Vice President and Chief Financial Officer